SEVENTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                      among

                           FAIRFIELD COMMUNITIES, INC.
                          FAIRFIELD MYRTLE BEACH, INC.

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


         THIS AMENDMENT (this "Amendment") dated as of December 19, 1997, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company", "FCI" or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach" or "FMB"), BANKBOSTON, N.A. (formerly The First National Bank of Boston), a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993 (as amended and in effect as of at the date hereof, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, BKB has agreed to establish for Borrowers additional borrowing availability in the amount of up to and including $100,000,000 during the VB Override Period, upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, FCI, FMB, FAC, BKB and the Agent hereby agree as follows:

     ss.1.  Amendments to Credit  Agreement.  FCI, FMB, BKB and the Agent hereby
            -------------------------------
agree to amend the Credit Agreement as follows:

         ss.1.1 The definitions of "Borrowing Base", "Commitment" and "Commitment Amount" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

         "Borrowing Base. At any time of determination,  an amount determined by
         --------------
         the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to ss.8.4(f), which is equal to the following: the sum of (i) 65% of Eligible Receivables, plus (ii) 30% of Completed Inventory (borrowing availability under this
         ----
         subclause (ii) not to exceed the Maximum Inventory Amount),  plus (iii)
                                                                      ----
         during the VB Override Period, an amount equal to 80% of VB Receivables. During the VB Override Period, the borrowing availability under subclause (iii) above shall be determined no later than 35 days prior to the date of the most recent Borrowing Base Certificate delivered to the Agent and the Lenders pursuant to ss.8.4(f), and each Borrowing Base Report shall indicate the actual date of determination of 80% of VB Receivables."

          "Commitment.  With  respect  to each  Lender,  the amount set forth on
           ----------
          Schedule 1 hereto as the amount of such  Lender's  commitment  to make
          ----------
          Revolving Credit Loans to the Borrowers;  provided, that during the VB
                                                    --------
          Override   Period,   the   amount  of  FNBB's   Commitment   shall  be
          $125,000,000."

          "Commitment Amount. $25,000,000; provided, that during the VB Override
           ---------- ------               --------
          Period, the Commitment Amount shall be $125,000,000."

         "Subsidiary." Any corporation, association, trust, partnership or other
          ----------
         business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock, including, without limitation, the VB Partnerships with respect to the Company or Vacation Break, provided that for purposes of this Agreement the Arizona Subsidiaries shall not be considered Subsidiaries of the Company or any other Borrower.

         ss.1.2 Section 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in alphabetical order therein:

          "Ocean Ranch Vacation  Group.  Ocean Ranch  Vacation  Group, a Florida
           ---------------------------
          general partnership, of which Vacation Break at Ocean Ranch, Inc. owns a 55% partnership interest and Ocean Ranch Development, Inc. owns a 45% partnership interest."

          "Palm  Vacation   Group.   Palm  Vacation  Group,  a  Florida  general
           ----------------------
          partnership, of which Vacation Break Resorts at Palm Aire, Inc. owns a

          55% partnership interest and Palm Resort Group, Inc. owns a 45% interest."

          "Vacation Break. Vacation Break USA, Inc., a Florida corporation and a
           --------------
          wholly-owned Subsidiary of FCI."

          "VB  Lenders.  The  lenders  listed and  described  on  Schedule  8.12
           -----------                                            --------------
          hereto."

          "VB  Originating  Subsidiaries.  Collectively,  Sea Gardens  Beach and
           -----------------------------
          Tennis  Resort,  Inc.,  Vacation Break  Resorts,  Inc.,  Palm Vacation
          Group, Vacation Break Resorts at Star Island, Inc. and Ocean Ranch Vacation Group."

          "VB Override  Period.  The period  commencing on December 19, 1997 and
           -------------------
          ending on the earlier of: (i) March 18, 1998, or (ii) the closing of the transaction contemplated by the Fairfield Communities, Inc. VOI Contract-Backed Commercial Paper Program Indicative Proposal, dated October 16, 1997, issued by BancBoston Securities, Inc."

          "VB  Partnerships.  Collectively,  Palm Vacation Group and Ocean Ranch
           ----------------
          Vacation Group."

         "VB Projects.  Collectively (i) the vacation ownership resort owned and
          -----------
         operated by Sea Gardens Beach and Tennis Resort, Inc. known as Sea Gardens Beach and Tennis Resort located at Pompano Beach, Florida; (ii) the vacation ownership resort owned and operated by Vacation Break Resorts, Inc. known as Santa Barbara Resort and Yacht Club located at Pompano Beach, Florida; (iii) the vacation ownership resort owned and operated by Palm Vacation Group known as The Fairways of Palm-Aire located at Pompano Beach, Florida; (iv) the VOIs acquired by Vacation Break Resorts at Star Island, Inc. in units in the vacation ownership resort known as Vacation Break at Star Island located at Kissimmee, Florida; and (v) the vacation ownership resort owned and operated by Ocean Ranch Vacation Group known as the Royal Vista Resort located at Pompano Beach, Florida."

         "VB Receivables.  The principal  component of any amount owed to any of
          --------------
         the VB Originating Subsidiaries arising from any installment contract or contract for deed, or contracts or notes secured by a mortgage, deed of trust, vendor's lien or retention of title entered into by such VB Originating Subsidiary with an unaffiliated purchaser of one or more VOIs or lots or plots of land which relate only to VB Projects."

     ss.1.3. Section 2.5 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence of said section:

         "provided, however, that during the VB Override Period, the outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to the Base Rate plus one and three-fourths percent (1 3/4%)."

     ss.1.4. Section 8.12 of the Credit Agreement is hereby amended by adding the following language at the end of the first sentence of said section:

         "and to refinance the Indebtedness of Vacation Break and the VB Originating Subsidiaries which is listed and described on Schedule 8.12
                                                                   -------------
         hereto;  provided,  however,  that in no event shall the  Borrowers use
                  --------   -------
         proceeds of the Revolving Credit Loans to refinance the Indebtedness of any of Vacation Break and the VB Originating Subsidiaries unless and until the Agent has received a payoff letter from each of the VB Lenders to Vacation Break and such VB Originating Subsidiary indicating the amount required to fully pay off and satisfy the Indebtedness of Vacation Break and such VB Originating Subsidiary to such Vacation Break Lender and an acknowledgment by such Vacation Break Lender that upon receipt of such funds it will forthwith executed and deliver to the Company for recording or filing all documents and take such other actions as may be necessary to discharge, release and terminate all liens or security interests granted by any of Vacation Break, the Originating VB Subsidiaries, the Company and the Company's Subsidiaries in favor of such VB Lender to secure such Indebtedness; and further,
                                                                        -------
         provided,  that in no event  shall the  Borrowers  use  proceeds of the
         --------
         Revolving Credit Loans to refinance the Indebtedness of either of the VB Partnerships unless and until (a) the Company, either directly or indirectly through a Subsidiary of the Company, has acquired all of the partnership interests in such VB Partnership and each of the partners of such VB Partnership shall have executed and delivered to the Agent and the Lenders a Guaranty of the Obligations in form and substance satisfactory to the Agent; (b) the Company and/or the Company's Subsidiary, as the case may be, shall have executed and delivered to the Agent a Collateral Assignment of Partnership Interests and a Stock Pledge Agreement, each in form and substance satisfactory to the Agent, pledging and granting to the Agent for the benefit of the Lenders a first priority security interest in all of the partnership interests in such VB Partnership and all of the issued and outstanding capital stock of any subsidiary owing a partnership interest in such VB Partnership;
         (c) such Collateral Assignment of Partnership Interests and Stock Pledge Agreement shall be effective to create in favor of the Agent for the benefit of the Lenders a legal, valid and enforceable first priority security interest in and to all of the partnership interests in such VB Partnership and all of the issued and outstanding capital stock of any subsidiary owning a partnership interest in such VB Partnership, and all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to maintain, perfect, protect and preserve such security interests shall have been duly effected (including, without limitation, the delivery to the Agent of certificates for all shares of capital stock pledged pursuant to such Stock Pledge Agreement together with stock powers duly executed in blank); and (d) BKB and the Agent shall have received a favorable legal opinion addressed to BKB and the Agent, in form and substance satisfactory to BKB and the Agent, from the Rose Law Firm and Greenspoon, Marder, Hirschfeld and Rafkin, P.A., as to the enforceability of the documents, instrument and agreements referred to in clauses (a) and (b) of this Section 8.12."

          ss.1.5. Section 9.1 of the Credit Agreement is hereby amended by adding the following clause (m) at the end of said section:

               "(m) Indebtedness of Vacation Break and its Subsidiaries listed and described in Schedule 9.1(m) hereto."
                                -------- -----

          ss.1.6. Section 9.2 of the Credit Agreement is hereby amended by adding the following clause (xi) at the end of said section:

               "(xi) liens securing the Indebtedness permitted by Section 9.1(m) and listed on Schedule 9.1(m) hereto."
                             -------- ------

          ss.1.7. The Credit Agreement is hereby amended by adding thereto Schedules 8.12 and 9.1(m) attached hereto.
     --------- ----     -----

         ss.2. FAC Consent.  FAC hereby consents to the amendments to the Credit
               -----------
Agreement set forth in this Amendment, and confirms its obligations to the Agent and the Lenders under the Fairfield Guaranty and the Fairfield Guaranty shall extend to and include the obligations of FCI and FMB under the Credit Agreement as amended by this Amendment. FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the Fairfield Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

          ss.3. Conditions to Effectiveness. The effectiveness of this Amendment
                ---------------------------
     is subject to satisfaction of all of the following conditions:

                  (a)      Vacation   Break   Merger.   The   merger  and  other
                           --------   -----   ------
                           transactions contemplated by that certain Merger Agreement (the "Vacation Break Merger Agreement"), dated as of August 8, 1997, by and among FCI, Vacation Break, and FCVB Corporation shall have occurred, and Vacation Break shall be a wholly-owned Subsidiary of FCI.

                   (b) Loan  Documents.  FCI and FMB shall  have  executed  and
                       --------------
                    delivered to BKB an amended and restated promissory note payable to the order of BKB (the "Amended Note") in the principal amount of $125,000,000, substantially in the form of Exhibit B to the Credit Agreement, completed with
                        ----------
                    appropriate insertions. From and after the effectiveness of this Amendment, the parties agree that all references to the term "Notes" and "Revolving Credit Notes" in the Credit Agreement and the other Loan Document shall mean the Amended Note. FCI shall have executed and delivered to the Agent a Stock Pledge Agreement in form and substance satisfactory to the Agent, granting a first priority security interest to the Agent in and to all of the issued and outstanding capital stock of Vacation Break. Vacation Break shall have executed and delivered to the Agent a guaranty of the obligations of FCI and FMB under the Credit Agreement and the other Loan Documents, in form and substance satisfactory to the Agent. Vacation Break shall have executed and delivered to the Agent a Stock Pledge Agreement, in form and substance satisfactory to the Agent, granting a first priority security interest to the Agent in and to all of the issued and outstanding capital stock of Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Palm Aire, Inc., Vacation Break Resorts at Star Island, Inc. and Vacation Break at Ocean Ranch, Inc. From and after the effectiveness of this Amendment, the parties agree that all references to the term "Security Documents" in the Credit Agreement and the other Loan Documents shall include the Guaranties, Stock Pledge Agreements and Collateral Assignments of Partnership Interests executed and delivered pursuant to this Amendment, and that all references to the term "Loan Documents" in the Credit Agreement and other Loan Documents shall include the Amended Note, Guaranties, Stock Pledge Agreements and Collateral Assignments of Partnership Interests executed and delivered pursuant to this Amendment.

                (c) Validity of Liens. The Stock Pledge Agreements  executed
                    -----------------
                    and delivered pursuant to this Amendment shall be effective to create in favor of the Agent for the benefit of the
                    Lenders a legal, valid and enforceable first priority security interest in and to all of the issued and outstanding capital stock of each of Vacation Break and the VB Originating Subsidiaries. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to maintain, perfect, protect and preserve such security interests shall have been duly effected and each of FCI and Vacation Break, pursuant to such Stock Pledge Agreements, shall have delivered share certificates for all shares of capital stock of Vacation Break and the Originating VB Subsidiaries together with stock powers duly executed in blank. The Agent shall have received evidence of the foregoing in form and substance satisfactory to the Agent.

                 d) Opinion of Counsel. BKB and the Agent shall have -------------------- received a favorable legal opinion addressed to BKB and the Agent, in form and substance satisfactory to BKB and the Agent, from the Rose Law Firm and Greenspoon, Marder, Hirschfeld and Rafkin, P.A., counsel to FCI, FMB, FAC and Vacation Break, as to the enforceability of this Amendment and the documents, instruments and agreements executed in connection herewith.

                e)  Corporate Action. All corporate action necessary for the
                    ----------------
                    valid execution, delivery and performance by each of the FCI, FMB, FAC and Vacation Break of this Amendment and the documents, instruments and agreements executed in connection herewith shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and BKB.


               (f)  FAC  Amendment.  BKB and the Agent  shall have  received
                    --------------
                    evidence satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain Fourth Amendment to Third Amended and Restated Revolving Credit Agreement among FAC, BKB and the Agent dated of even date herewith.

     ss.4.  REPRESENTATIONS  AND  WARRANTIES.  Each of FCI,  FMB and FAC  hereby
            ---------------  ---  ----------
represents and warrants to BKB and the Agent as follows:

               (a)  Representations  and  Warranties  in Credit  Agreement.
                    ---------------  ---- ----------  -- ------  ---------
                    Except as disclosed in the Vacation Break Merger Agreement and in the Officer's Certificate of Vacation Break delivered to BKB and the Agent on the date hereof, the representations and warranties of FCI, FMB and FAC contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not
                    materially   adverse,   and  to   the
                    extent that such representations and warranties relate expressly to an earlier date).

               (b)  Authority,  No Conflicts,  Etc. The execution,  delivery and
                    ---------   -- ---------   ---
                    performance by each of FCI, FMB, FAC and Vacation Break of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

               (c)  Enforceability  of  Obligations.  This  Amendment,  the
                    --------------  --  -----------
                    documents,    instruments   and   agreements   executed   in

                    connection herewith, the Credit Agreement as amended hereby, and the Fairfield Guaranty constitute, the legal, valid and binding obligations of each of FCI, FMB, Vacation Break and FAC, as the case may be, enforceable against such party in accordance with their respective terms, provided that (i)
                                                               --------
                    enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.5.  RELEASE OF  COLLATERAL.  Following  the  expiration  of the Override
            ------- --  ----------
Period the Agent shall, upon the request of the Borrowers, execute and deliver to the Borrowers for recording or filing all documents and take such other actions as may be necessary to discharge, release and terminate the security interests granted to the Agent pursuant to the Stock Pledge Agreements and Collateral Assignments of Partnership Interests executed and delivered pursuant to this Amendment, provided that (a) the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations does not exceed the lesser of (i) $25,000,000 and (ii) the Borrowing Base, and (b) no Default of Event of Default has occurred and is continuing.

        ss.6. OTHER AMENDMENTS.  Except as expressly provided in this Amendment,
              ----- ----------
all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of FCI, FMB and FAC confirm and agree that the Obligations of FCI and FMB to the Lenders and the Agent under the Credit Agreement, as amended hereby, and the Amended Note, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

        ss.7.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
               --------- -- ------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.8.  HEADINGS.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                           FAIRFIELD COMMUNITIES, INC.


                          By: /s/Robert W. Howeth
                             -------------------------------
                          Name:  Robert W. Howeth
                               -----------------------------
                          Title: Senior Vice President
                               -----------------------------

                          FAIRFIELD MYRTLE BEACH, INC.


                          By: /s/Robert W. Howeth
                             -------------------------------
                          Name: Robert W. Howeth
                               -----------------------------
                          Title: Vice President
                                ----------------------------

                          FAIRFIELD ACCEPTANCE
                             CORPORATION


                          By: /s/ Robert W. Howeth
                             ------------------------------
                          Name: Robert W. Howeth
                              -----------------------------
                          Title: President
                               ----------------------------

                          BANKBOSTON, N.A.,
                            Individually and as Agent


                          By: /s/ Paul F. DeVito
                             ------------------------------
                          Name: Paul F. DeVito
                              -----------------------------
                          Title: Managing Director
                                ---------------------------